UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CBRE Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!

CBRE GROUP, INC.

2021 Annual Meeting
Vote by May 18, 2021, 8:59 p.m. (Pacific Time).
For shares held in a Plan, vote by May 16, 2021,
8:59 p.m. (Pacific Time).

CBRE GROUP, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

D40606-P51554-Z79337

You invested in CBRE GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Vote Virtually at the Meeting* May 19, 2021 10:00 a.m. (Central Time)
Virtually at: www.virtualshareholdermeeting.com/CBRE2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Elect Directors

Nominees:

1a.	Brandon B. Boze	For

1b.	Beth F. Cobert	For

1c.	Reginald H. Gilyard	For

1d.	Shira D. Goodman	For

1e.	Christopher T. Jenny	For

1f.	Gerardo I. Lopez	For

1g.	Oscar Munoz	For

1h.	Robert E. Sulentic	For

1i.	Laura D. Tyson	For

1j.	Sanjiv Yajnik	For

2.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2021.	For

3.	Advisory vote to approve named executive officer compensation for 2020.	For

4.	Stockholder proposal regarding our stockholders’ ability to call special stockholder meetings.	Against

NOTE: To transact any other business properly introduced at the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D40607-P51554-Z79337